SUPPLEMENT DATED NOVEMBER 16, 2012

FIRST INVESTORS TAX EXEMPT FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2012

A.	The information below is added to the Independent Trustees’ table in Part-I on page I-5 under the heading “MANAGEMENT OF THE FUNDS”:

INDEPENDENT TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Trusteeships/ Directorships Held During Past Five Years
Susan E. Artmann 4/13/54	Trustee since 11/1/2012	Executive Vice President and Chief Financial Officer of HSBC Insurance North America since 2012; Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.	37	None
Mary J. Barneby 7/28/52	Trustee since 11/1/2012	Chief Executive Officer, Girl Scouts of Connecticut, since October 2012; Executive Director of UBS Financial Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).	37	None
* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.
** As of the date of this Supplement, the First Investors Family of Funds consisted of 4 registered investment companies with 37 series funds.

B.	The information below is added to the Independent Trustees’ table in Part-I on page I-8 under the heading “MANAGEMENT OF THE FUNDS”:

INDEPENDENT TRUSTEES
Trustee	Funds covered by this SAI	Dollar Range of Ownership of Funds covered by this SAI	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds
Susan E. Artmann*	None	None	None
Mary J. Barneby*	None	None	None
* As of November 9, 2012.

C.	The information below is added to the Trustees’ table in Part-I on page I-8 under the heading “Compensation of Trustees”:

Trustee	Aggregate Compensation From Tax Exempt Funds	Total Compensation from First Investors Family of Funds Paid to Trustees
Susan E. Artmann*	$0	$0
Mary J. Barneby*	$0	$0
* Ms. Artmann and Ms. Barneby did not receive any compensation from the Funds for the fiscal year ended December 31, 2011, since they were appointed as Trustees on November 1, 2012.

D.	The information below is added in Part-II at the bottom of Page II-28 under the heading “RESPONSIBILITIES OF THE BOARD OF THE FUNDS”:

Susan E. Artmann.  Ms. Artmann was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 25 years of executive and business experience in the consumer financial industry.  She is currently the Chief Financial Officer and Executive Vice President at HSBC Insurance North America and, prior to that, was Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.  Prior to joining HSBC in 1985, Ms. Artmann was an auditor for Coopers & Lybrand.

Mary J. Barneby.  Ms. Barneby was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 35 years of experience in the consumer financial services and wealth management industries.  Ms. Barneby is currently the Chief Executive Officer of Girl Scouts of Connecticut, a position she has held since October 2012.  Prior to that, Ms. Barneby was an Executive Director of UBS Financial Services, Inc.  Ms. Barneby is on the Board of Governors, University of New Haven.

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Please retain this Supplement for future reference.

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